UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 20, 2008

ChromaDex Corporation
(Exact name of registrant as specified in its charter)

Delaware	000-53290	20-5339393
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10005 Muirlands Boulevard Suite G, First Floor Irvine, California	92618
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (949) 419-0288

Not Applicable
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note.

The Registrant is using this Form 8-K/A (Amendment No. 1) to amend its previously filed Current Report on Form 8-K filed with the SEC on June 24, 2008 to report events under Items 1.01, 2.01, 3.02, 4.01, 5.01, 5.02, 5.03, 5.06 and 9.01.  The Registrant is filing this Form 8-K/A (Amendment No. 1) to amend Item 4.01 “Changes in Registrant’s Certifying Accountants” and to update Exhibit 16.1 to confirm that there were no disagreements or reportable events between the Registrant and its former auditor through the date of their dismissal. Accordingly, Item 4.01 to the Current Report on Form 8-K is amended in its entirety as set forth below, and Exhibit 16.1 to the Current Report on Form 8-K is updated in its entirety as attached hereto.

CAUTIONARY NOTICE REGARDING FORWARD LOOKING STATEMENTS

This Form 8-K/A (Amendment No. 1) contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements reflect the current view about future events. When used in the filings the words “anticipate,” “believe,” “estimate,” “expect,” “future,” “intend,” “plan” or the negative of these terms and similar expressions as they relate to Registrant or Registrant’s management identify forward looking statements. Such statements reflect the current view of Registrant with respect to future events and are subject to risks, uncertainties, assumptions and other factors (including the risks contained in the section of this report entitled “Risk Factors”) relating to Registrant’s industry, Registrant’s operations and results of operations and any businesses that may be acquired by Registrant. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.

Although Registrant believes that the expectations reflected in the forward looking statements are reasonable, Registrant cannot guarantee future results, levels of activity, performance or achievements. Except as required by applicable law, including the securities laws of the United States, Registrant does not intend to update any of the forward-looking statements to conform these statements to actual results. The following discussion should be read in conjunction with Registrant’s pro forma financial statements and the related notes filed herein.

In this Form 8-K/A (Amendment No. 1), references to “we,” “our,” “us,” “the Company,” “our company,” the “combined companies” or the “Registrant” for periods after the closing of the Merger (as defined in Section 2.01 of the Current Form 8-K, as amended by this Form 8-K/A (Amendment No. 1)), refer to ChromaDex Corporation, a Delaware corporation (successor by merger with Cody Resources, Inc., a Nevada corporation and referred to herein as “Cody”), and ChromaDex, Inc., a California corporation (“ChromaDex”), a wholly-owned subsidiary of Cody. All references to “we,” “our” and “us” for periods prior to the closing of the Merger refer to ChromaDex. All references to the “Registrant” prior to the closing of the Merger refer to Cody.

Item 4.01 Changes in Registrant’s Certifying Accountant

On June 20, 2008, by action of our Board of Directors, effective upon consummation of the Merger, we dismissed Moore & Associates Chartered as our independent accountants. Moore & Associates Chartered had previously been engaged as the principal accountant to audit our financial statements. The reason for the dismissal of Moore & Associates Chartered is that, following the consummation of the Merger on June 20, 2008, (i) the former stockholders of ChromaDex owned a significant amount of the outstanding shares of our capital stock and (ii) our primary business became the business previously conducted by ChromaDex. The independent registered public accountant of ChromaDex was the firm of McGladrey & Pullen, LLP (“McGladrey”). We believe that it is in our best interest to have McGladrey continue to work with our business, and we therefore retained McGladrey our new principal independent registered accounting firm, effective as of June 20, 2008. McGladrey is located at 20 North Martingale Rd., Ste 500, Schaumburg, IL 60173-2419. The decision to change accountants was approved by our Board of Directors on June 20, 2008.

The report of Moore & Associates Chartered on our financial statements for and during the fiscal years ending November 30, 2006 and November 30, 2007, did not contain an adverse opinion or disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope or accounting principles, except that the report was qualified as to our ability to continue as a going concern.

From the date of their initial engagement through June 20, 2008, there were no disagreements with Moore & Associates Chartered on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to the satisfaction of Moore & Associates Chartered would have caused it to make reference to the matter in connection with its reports.

Through June 20, 2008 Cody did not consult McGladrey regarding either: (i) the application of accounting principles to a specific completed or contemplated transaction, or the type of audit opinion that might be rendered on our financial statements; or (ii) any matter that was the subject of a disagreement as defined in Item 304(a)(1)(iv) of Regulation S-B.

We have made the contents of this Current Report on Form 8-K available to Moore & Associates Chartered and requested that Moore & Associates Chartered furnish us a letter addressed to the SEC as to whether Moore & Associates Chartered agrees or disagrees with, or wishes to clarify our expression of, our views, or containing any additional information. A copy of Moore & Associates Chartered’s letter to the SEC is included as Exhibit 16.1 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits:

Exhibit

Number	Description

16.1	Letter on Change in Certifying Accountant

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 2, 2008.	ChromaDex Corporation
	By:	/s/ Thomas C. Varvaro

Thomas C. Varvaro Chief Financial Officer

EXHIBIT INDEX

Exhibit

Number	Description

16.1	Letter on Change in Certifying Accountant